Exhibit 10.2

SECURITIES ISSUANCE AGREEMENT

THIS SECURITIES ISSUANCE AGREEMENT (the “Agreement”), dated as of March 6, 2020, is by and between Kaleyra, Inc., a Delaware corporation (the “Company”), and Northland Securities, Inc., a Minnesota corporation (“Northland”).

RECITALS

WHEREAS, as consideration for financial advisory services provided by Northland to Kaleyra S.p.A. in connection with the Company’s previously consummated business combination with Kaleyra S.p.A (the “Business Combination”), the Company, as successor to Kaleyra S.p.A., owes Northland payment for services rendered (the “Advisory Fee”);

WHEREAS, the parties have agreed that the Advisory Fee shall be paid, in full satisfaction thereof, in the following amounts: (i) $100,000 in cash paid on the date of this Agreement, (ii) a promissory note for the principal amount of $400,000 issued to Northland on the date of this Agreement, and (iii) 140,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” or the “Securities”) issued pursuant hereto;

WHEREAS, the Company desires to issue to Northland and Northland desires to receive from the Company, pursuant to the terms set forth herein, 140,000 shares of Common Stock in satisfaction of the equity portion of the Advisory Fee; and

WHEREAS, the Company and Northland are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Northland agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“8-K Filing” has the meaning set forth in Section 4.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” has the meaning set forth in Section 3.1(g).

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and the Subsidiaries, taken as a whole, or (ii) a material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Securities issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article V, and, in each case, the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Recitals.

“Rule 144,” “Rule 415,” “Rule 424,” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 506” has the meaning set forth in Section 3.1(i).

“SEC” has the meaning set forth in the Recitals.

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Short Sales” has the meaning set forth in Section 3.2(i).

“Subsidiary” means any Significant Subsidiary (which for purposes of this Agreement has the meaning ascribed to such term in Regulation S-X under the Exchange Act) of the Company.

“Transaction Documents” means this Agreement and the exhibits attached hereto, and the Transfer Agent Instructions.

“Transfer Agent” means Continental Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit A, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

ARTICLE II

ISSUANCE

2.1    Issuance. Subject to the terms and conditions set forth in this Agreement, the Company shall issue to Northland, and Northland shall receive from the Company, 140,000 shares of Common Stock as partial consideration for past services rendered by Northland to Kaleyra S.p.A.

2.2    Delivery. The Company shall deliver or cause to be delivered to Northland the following:

(i)    one or more stock certificates (or copies thereof provided by the Transfer Agent), bearing the legends provided in Section 4.1(b) hereof, evidencing 140,000 shares of Common Stock registered in the name of Northland (or its designee); and

(ii)    duly executed Transfer Agent Instructions acknowledged by the Company’s Transfer Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. The Company hereby represents and warrants to Northland as follows:

(a)    Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its second amended and restated certificate of incorporation (the “Charter”), bylaws or other organizational documents. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(b)    Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(c)    No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s Charter, bylaws or other organizational documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of Northland set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including the NYSE American LLC (the “NYSE American”), or by which any property or asset of the Company is bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d)    Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than: (i) the filings required by the rules and regulations of the SEC or the NYSE American, and (ii) such filings as are required to be made under applicable state securities laws, all of which shall be timely made by the Company.

(e)    The Securities. The Securities are duly authorized and, when issued in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders. The Company has a sufficient number of authorized shares of Common Stock for the issuance of the Securities. The issuance of the Securities to Northland pursuant to the Agreement, are exempt from the registration requirements of the Securities Act.

(f)    Capitalization of the Company. The authorized capital stock of the Company is as described in the Company’s Charter. The number of shares of Common Stock outstanding as of March 6, 2020 was 19,889,036 shares and there are no shares of any other class of securities outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of and are not subject to any right of rescission, right of first refusal or preemptive right, and have been offered, issued, sold and delivered by the Company in compliance with all requirements of applicable law.

(g)    SEC Reports; Financial Statements; Internal Control. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four (24) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. Such reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials”. As of their respective dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC. The Company maintains a system of internal accounting control to provide reasonable assurance that transactions are executed in accordance with management’s general or specific authorizations. As of the date hereof, the Disclosure Materials do not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)    No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the issuance of the Securities.

(i)    Rule 506 Compliance. The Company is not disqualified from relying on Rule 506 of Regulation D under the Securities Act (“Rule 506”) for any of the reasons stated in Rule 506(d) in connection with the issuance of the Common Stock to Northland pursuant to this Agreement. The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists.

(j)    Private Placement. Neither the Company nor any of its Affiliates nor, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the issuance by the Company of the Securities as contemplated hereby or (ii) cause the issuance of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the NYSE American. The issuance of the Securities hereunder does not contravene the rules and regulation of the NYSE American.

(k)    Investment Act. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.2    Representations, Warranties and Covenants of Northland. Northland hereby represents, warrants and covenants to the Company as follows:

(a)    Organization; Authority. Northland is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. Northland’s acceptance of the Securities as partial payment for the past services rendered by Northland to Kaleyra S.p.A. has been duly authorized by all necessary corporate, partnership or other action on the part of Northland. This Agreement has been duly executed and delivered by Northland and constitutes the valid and binding obligation of Northland, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b)    No Public Sale or Distribution. Northland is (i) acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and Northland does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, Northland does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and pursuant to the applicable terms of the Transaction Documents.

(c)    Northland Status. Northland is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)    Experience of Northland. Northland, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective issuance and acceptance of the Securities as partial payment for services rendered, and has so evaluated the merits and risks of such issuance. Northland understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e)    Access to Information. Northland acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the Company and its representatives concerning the terms and conditions of the issuance of the Securities and the merits and risks of accepting the Securities as consideration for services rendered; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its decision to receive the Securities as consideration for services rendered; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of Northland or its representatives or counsel shall modify, amend or affect Northland’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Northland acknowledges that either it has access to the SEC Reports or has received copies of the SEC Reports.

(f)    General Solicitation. Northland is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

(g)    No Governmental Review. Northland understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h)    No Conflicts. The execution, delivery and performance by Northland of this Agreement and the consummation by Northland of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Northland or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Northland is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Northland, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of Northland to consummate the transactions contemplated hereby.

(i)    Prohibited Transactions. Northland covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with Northland will allow the Securities to be used to facilitate the engagement in short sales of the Company’s securities, including through the loaning of the Securities to any third-party for the purpose of engaging in short sales of the Company’s securities. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(j)    Restricted Securities. Northland understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k)    Legends. Northland understands that, except as otherwise provided in Section 4.1(b), certificates evidencing such Securities shall bear the legends set forth in Section 4.1(b).

(l)    No Legal, Tax or Investment Advice. Northland understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to Northland in connection with the issuance of the Securities constitutes legal, tax or investment advice. Northland has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its receipt of the Securities.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1    Transfer Restrictions.

(a)    Northland covenants that it will not transfer any Securities (i) until the earlier of (x) the effectiveness of the Registration Statement or (y) the date that is six months hereafter in accordance with Rule 144 promulgated under the Securities Act or (ii) at any time that Northland is in possession of material nonpublic information regarding the Company. Northland further covenants that it will dispose of Securities only pursuant to an effective Registration Statement under, and in compliance with the requirements of, the Securities Act or pursuant to exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of the Securities, among any other requirement of this Agreement, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Securities by Northland to an Affiliate thereof, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b)    Northland agrees to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A SECURITIES ISSUANCE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, DATED MARCH 6, 2020, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Upon the written request of Northland and subject to the provisions of this Section 4.1, the legend set forth above shall be removed and the Company shall as promptly as reasonably practicable issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account of The Depository Trust Company (DTC), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, the form and substance of which opinion shall be reasonably acceptable to the Company, that the sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or have been sold under Rule 144.

4.2    Furnishing of Information. Until the date that Northland may sell all of the Common Stock issued to it without restriction or limitation under Rule 144 of the Securities Act (or any successor provision) (including, without limitation, the requirement to be in compliance with Rule 144(c)(1)), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3    Securities Laws Disclosure; Publicity. The Company may, in its sole discretion as it deems necessary or appropriate, file a Current Report on Form 8-K with the SEC (the “8-K Filing”) and press release describing all material terms of the transaction contemplated by the Transaction Documents, which 8-K Filing may include this Agreement as an exhibit, and such other exhibits as the Company in its sole discretion deems necessary or appropriate to file therewith. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide notice of the filing thereof to Northland at least 24 hours prior to such filing. The Company shall not, and shall cause each of its Subsidiaries and its Affiliates and each of their respective officers, directors, employees and agents not to, provide Northland with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the issuance of the above referenced press release without the express consent of Northland.

ARTICLE V

REGISTRATION RIGHTS

5.1    Registration Rights. The Company hereby grants Northland registration rights with respect to the Registerable Securities as and to the same extent, and on the same terms, provided to certain stockholders of the Company pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of November 25, 2019, between the Company and the stockholders party thereto, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2019.

ARTICLE VI

MISCELLANEOUS

6.1    Information of Northland. Northland agrees to provide the Company with information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and complete and execute such documents in connection with such registration as the Company may reasonably request.

6.2    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities, and all expenses regarding the registration of the Registrable Securities.

6.3    Entire Agreement. The Transaction Documents, together with the Exhibits thereto, contain the entire understanding of the Company and Northland with respect to the subject matter hereof and the equity portion of the Advisory Fee and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. The parties agree to execute such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.4    Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by e-mail, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be addressed as follows:

If to the Company:

Kaleyra, Inc.

Via Marco D’Aviano, 2,

20131 Milano MI, Italy

Attn: Dario Calogero, Chief Executive Officer and President

Email: dario.calogero@kaleyra.com

If to Northland:

Northland Securities, Inc.

150 South Fifth Street, Suite 300

Minneapolis, MN 55402

Attn: Kurtis Fechtmeyer, Managing Director, Investment Banking

Email: KFechtmeyer@northlandcapitalmarkets.com

6.5    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Northland or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Northland. Northland may assign its rights under this Agreement to any Person to whom Northland assigns or transfers any Securities in accordance with this Agreement, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply Northland and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

6.8    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Company and Northland and their respective successors and permitted assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than those persons mentioned in the preceding sentence or otherwise explicitly mentioned in this Agreement, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person.

6.9    Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR THE INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

6.10    Survival. The representations and warranties contained herein shall survive the delivery of the Securities for the applicable statute of limitations.

6.11    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.12    Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

6.13    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.14    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Northland and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation (other than in connection with any action for temporary restraining order) the defense that a remedy at law would be adequate.

6.15    Independent Nature of Northlands’ Investment Decision. The decision of Northland to accept the Securities pursuant to this Agreement has been made by Northland independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any Person other than the Company. Northland acknowledges that no other Person has acted as agent for Northland in connection with making its investment hereunder and that no other Person will be acting as agent of Northland in connection with monitoring its investment hereunder.

6.16    Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KALEYRA, INC.

By:	/s/ Dario Calogero
Dario Calogero
Chief Executive Officer

NORTHLAND SECURITIES, INC.

By:	/s/ Kurtis Fechtmeyer
Kurtis Fechtmeyer
Managing Director, Investment Banking

[Signature Page to Stock Issuance Agreement]

Exhibit A

COMPANY TRANSFER AGENT INSTRUCTIONS

Continental Stock Transfer & Trust Company

1 State Street—30th Floor

New York, NY 10004

Attention: Mark Zimkind

Re:	Kaleyra, Inc.

Ladies and Gentlemen:

Reference is made to that certain Securities Issuance Agreement, dated as of March [__], 2020 (the “Agreement”), by and among Kaleyra, Inc., a Delaware corporation (the “Company”), and Northland Securities, Inc., a Minnesota corporation (“Northland”), pursuant to which the Company is issuing to Northland shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale thereof.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Stock has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) and that resales of the Common Stock may be made thereunder, or (ii) sales of the Common Stock may be made in conformity with Rule 144 under the Securities Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or Northland that a transfer of Common Stock has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (c), you shall issue the certificates representing the Common Stock so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation (to be used in connection with any sale) from the Company’s outside legal counsel that a registration statement covering resales of the Common Stock has been declared effective by the SEC under the Securities Act is attached hereto as Exhibit I.

Please be advised that Northland is relying upon this letter as an inducement to enter into the Agreement and, accordingly, Northland is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at [_______________].

Very truly yours,

KALEYRA, INC.

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this              day of ______________, 2016

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

EXHIBIT I

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Continental Stock Transfer & Trust Company

1 State Street—30th Floor

New York, NY 10004

Attention: Mark Zimkind

Re:	Kaleyra, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Kaleyra, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Issuance Agreement, dated as of March [__], 2020 (the “Securities Issuance Agreement”), entered into by and among the Company and Northland Securities, Inc., a Minnesota corporation (“Northland”) pursuant to which the Company issued to Northland shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Securities Issuance Agreement, the Company agreed, among other things, to register the resale of the Common Stock under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Securities Issuance Agreement, on ________ ___, 2020, the Company filed a Registration Statement on Form S-1 (File No. 333-________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Common Stock which names Northland as a selling shareholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [TIME OF EFFECTIVENESS] on [DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Common Stock is available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the Common Stock is freely transferable by Northland pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of Common Stock to Northland as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [________ __], 2020.

Very truly yours,

[COUNSEL TO THE COMPANY]

By: